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                                                                    EXHIBIT 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


            As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated April 18, 2000 included in Flextronics International Ltd's Annual Report on Form 10-K for the year ended March 31, 2000, and our report dated April 18, 2000 included in Flextronics International Ltd's Form 8-K Current Report dated June 12, 2000.





Arthur Andersen LLP

San Jose, California
July 17, 2000